Q1 2017 EARNINGS CALL OTC: CLPI September 19th, 2016 DALLAS / SAN FRANCISCO Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM 1

SAFE HARBOR PROVISION This presentation and comments made by management may contain forward-looking statements that involve a number of risks and uncertainties associated with our business. The factors that could cause our actual results of operations to differ materially from any forward-looking statements by our management are detailed in our most recently filed Form 10-K or 10-Q’s as applicable. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events. Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM 2

BUSINESS UPDATE 3 Operational Overview Business Highlights Operating Environment Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM

NAME CHANGE Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM 4 Providing Clearer Picture of Our Business

AGENT ASSISTED TRANSACTIONS 5 Digital Money 319,292 Retail Stores Enabled On MoneyOnMobile Payment Network Earns Revenue from MoneyOnMobile for Assisting Consumers with Financial Transactions 182 Million Indian Mobile Phone Users Served to Date Saves Consumers Time and Money Cash $845 Million USD Processed Volume Over the Trailing Twelve Months Data through June 30, 2016 Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM

FINANCIAL TRANSACTIONS SUPPORTED 6 Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM Domestic Remittance (P2P) Satellite Television Travel Tickets Metro Card Recharge eCommerce Utility Payments Mobile Airtime Cash Collection Insurance* Cash Out* * In Trials

OUR SERVICES IN ACTION Monday, 19 September 2016 7 HTTP://INVESTORS.MONEY-ON-MOBILE.COM Domestic Remittance Confirmation

OUR SERVICES IN ACTION Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM 8 Money Transfer in Kolkata

FINANCIAL EMPOWERMENT Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM 9 Kalighat Society Training Kicked Off

US CAPITAL FUND RAISE Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM 10

MANAGEMENT TEAM Monday, 19 September 2016 11 Jim McKelvey Director (USA) Co-founder of Square, one of the fastest growing technology companies in the US Harold Montgomery CEO (USA) Stanford University MBA, 1985 Started in payments in 1987 Strategic Relationships (India) 12 years of experience in payment space with Easy Bill, & FinoPaytech Vimal Dhar Will Dawson EVP Mobile Money (USA) COO, MasterCard Mobile Money JV Launched Mobile Money in Egypt & Turkey Scott Arey CFO (USA) Stanford University BA, 1984 10 years Bank of America Group CFO Jolly Mathur Founder and Director (India) 25 years of experience building businesses including Value Added Services in the Telecom Sector Founder and President (India) Alumni of IIM Lucknow with over 20 years of experience out of which 7 years in payment space Ranjeet Oak Shailesh Narang CFO (India) Qualified Chartered Accountant since Nov 1984 with 37th Rank in All India CA Exams Rajat Sharma Founder and Director (India) 18 years of experience in the fields of Telecom and IT. Launched Motorola’s wireless products in India HTTP://INVESTORS.MONEY-ON-MOBILE.COM

FINANCIAL OVERVIEW 12 Selected Financial Overview Processing Volume Trend Revenue Trend Margin Trend Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM

Q1 '17 VS. Q1 '16 PERFORMANCE Amounts Shown in US$ millions Q1-to-Q1 Growth Q1 2017 Q1 2016 As Reported Currency Neutral Net Revenue $ 1.41 $ 1.27 11% 17% Total Cost of Revenues - 0.66 - 0.75 -11% -6% Gross Profit 0.75 0.52 42% 50% Gross Profit Margin 52.9% 41.1% 11.7 ppts 11.7 ppts Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM 13 Note: Figures may not sum due to rounding.

PROCESSING VOLUME TREND QUARTERLY PROCESSING VOLUMES  108% Growth in Q1 `17 Processing Volume over Q1 `16  Team Focused on Margin Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM 14 Currency conversion for Processing Volume done a constant exchange rate of 66 Indian Rupees to the US Dollar. $43 $52 $56 $67 $108 $154 $216 $276 $224 $- $50 $100 $150 $200 $250 $300 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 Mi lli on s

REVENUE TREND QUARTERLY REVENUES IN US$  11% Growth in Q1 `17 Revenue over Q1 `16 Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM 15 $0.9 $1.5 $1.7 $1.7 $1.3 $1.4 $1.6 $2.0 $1.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 Mi lli on s

MARGIN TREND QUARTERLY GROSS MARGIN IN US$  50% Growth in Q1`17 Revenue over Q1 `16  Q1 `17 Gross Margin was 53% up 11.7 ppts over Q1 `16 Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM 16 * Q1 2017 Numbers are Unaudited 46% 38% 35% 41% 41% 47% 55% 41% 53% 0% 10% 20% 30% 40% 50% 60% 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1

LOOKING AHEAD 17 Q2 2017 Thoughts Upcoming Changes Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM

Q1 2017 EARNINGS CALL OTC: CLPI Monday, 19 September 2016 HTTP://INVESTORS.MONEY-ON-MOBILE.COM 18